Exhibit 10.4.2

PREMIERWEST BANCORP

AMENDMENT TO EMPLOYMENT AGREEMENT FOR TOM ANDERSON

          This Amendment dated effective January 5, 2009 (this “Amendment”) amends the Employment
Agreement by and among PremierWest Bancorp, PremierWest Bank, and Tom Anderson dated as of July
29, 2004 (the “Employment Agreement”).

1.       Section 2.3 is amended in its entirety to read as follows:

          2.3       Termination Upon Retirement. Unless sooner terminated, Executive’s employment shall terminate upon his Retirement (defined below).

2.       Section 6.6 is amended in its entirety to read as follows:

          6.6        Retirement. Upon Executive providing 90 days notice of his termination of employment and Executive being at least 62 years old at the time of termination (“Retirement”).

3.       Except as specifically set forth herein, the Employment Agreement as previously executed shall continue in full force and effect as written. Terms not otherwise defined in this Amendment shall have the meanings set forth in the Employment Agreement.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

PREMIERWEST BANCORP	EXECUTIVE

By: _______________________________
James Ford	Tom Anderson
President / Chief Executive Officer

PREMIERWEST BANK

By: _______________________________
James Ford
President / Chief Executive Officer